UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2004

ANNTAYLOR STORES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 West 57th Street

New York, New York 10019

(Address, including Zip Code, of Registrant’s Principal Executive Offices)

(212) 541-3300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Names or Former Addresses, if Changed

Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company hereby files the following forms of agreements to be used to evidence certain stock option or restricted stock grants made to named executive officers or stock option grants to non-employee directors pursuant to the 2002 Stock Option and Restricted Stock and Unit Award Plan, as amended, and the 2003 Equity Incentive Plan, as amended (the “2003 Plan”). These plans, along with their amendments, have been filed as exhibits to the Company’s periodic reports on Forms 10-K or 10-Q.

The forms of stock option and restricted stock agreements are attached hereto as Exhibits 10.1 through 10.6, and they contain all of the material terms and conditions of these stock option and restricted stock grants, other than the date of grant, the grantee’s name, the number of options or shares subject to the grant, and the exercise price per share (for options).

From time to time, the Company may make other awards on terms different from those in the form agreements attached hereto.

STOCK OPTION GRANT TO NON-EMPLOYEE DIRECTOR

On September 17, 2004, the Company granted 16,875 stock options under the 2003 Plan to Barbara A. Turf, a non-employee director, upon her election to the Board of Directors of the Company. The options have an exercise price equal to $26.23 per share, the fair market value on the date of grant. The options are generally exercisable and vest on the first anniversary of the date of grant, and they expire on September 17, 2014 unless terminated earlier as provided in the agreement.

A copy of the form of Director Non-Statutory Stock Option Agreement under the 2003 Plan is incorporated by reference to Exhibit No. 10.2 filed with this Form 8-K. The Company reported this grant on Form 4 pursuant to Section 16(a) of the Securities Exchange Act of 1934 on September 20, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

10.1	Form of Director Non-Qualified Stock Option Agreement under the 2002 Stock Option and Restricted Stock and Unit Award Plan, as amended.

10.2	Form of Director Non-Statutory Stock Option Agreement under the 2003 Equity Incentive Plan, as amended.

10.3	Form of Non-Qualified Stock Option Agreement under the 2002 Stock Option and Restricted Stock and Unit Award Plan, as amended.

10.4	Form of Non-Statutory Stock Option Agreement under the 2003 Equity Incentive Plan, as amended.

10.5	Form of Restricted Stock Award Agreement under the 2002 Stock Option and Restricted Stock and Unit Award Plan, as amended.

10.6	Form of Restricted Stock Award Agreement under the 2003 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNTAYLOR STORES CORPORATION

		By:	/s/ Barbara K. Eisenberg
Barbara K. Eisenberg
Date:	October 29, 2004		Senior Vice President,
General Counsel and Secretary